Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Director, Investor Relations
614.278.6622

BIG LOTS REPORTS FOURTH QUARTER RESULTS

COMPANY PROVIDES GUIDANCE FOR FISCAL 2014

COMPANY ANNOUNCES $125 MILLION SHARE REPURCHASE PROGRAM

Columbus, Ohio - March 7, 2014 - Big Lots, Inc. (NYSE: BIG) today reported income from continuing operations of $81.0 million, or $1.39 per diluted share, for the fourth quarter of fiscal 2013 ended February 1, 2014. Excluding a deferred tax benefit of $0.41 per diluted share associated with the loss on our investment in our Canadian operations, adjusted income from continuing operations totaled $57.1 million, or $0.98 per diluted share (see non-GAAP table included later in this release). This compares to guidance issued on December 5, 2013 which called for net income from continuing operations of $0.65 to $0.90 per diluted share for the fourth quarter of fiscal 2013. Income from continuing operations was $120.1 million, or $2.08 per diluted share, for the fourth quarter of fiscal 2012.

FOURTH QUARTER HIGHLIGHTS

•
Adjusted income from continuing U.S. operations of $1.45 per diluted share (non-GAAP), compares to guidance of $1.40 to $1.55 per diluted share and last year’s income from continuing U.S. operations of $2.08 per diluted share (non-GAAP)

•	Wind down of Canadian operations remains on schedule and closure activity resulted in a lower loss than originally anticipated

Fourth Quarter Results

U.S. Operations

Net sales for continuing U.S. operations for the fourth quarter of fiscal 2013 decreased 7.3% to $1,571.9 million, compared to $1,696.0 million for the fourth quarter last year. Comparable store sales for U.S. stores open at least fifteen months decreased 3.0% for the quarter, which is consistent with our previously communicated guidance. Excluding the deferred tax benefit associated with the loss on our investment in Canadian operations, adjusted income from continuing U.S. operations totaled $84.1 million, or $1.45 per diluted share (non-GAAP), which compares to our guidance of $1.40 to $1.55 per diluted share, and income from continuing U.S. operations of $119.9 million, or $2.08 per diluted share (non-GAAP), for the same period of fiscal 2012. As a reminder, the fourth quarter of fiscal 2013 had 13 weeks compared to 14 weeks in the fourth quarter last year. We estimate the impact of the extra week last year was approximately $0.05 per diluted share. Also, as anticipated, our wholesale operations closed during the fourth quarter of fiscal 2013 and are now reported as discontinued operations.

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

Canadian Operations

Net loss for Canadian operations for the fourth quarter of fiscal 2013 totaled $27.0 million, or $0.47 per diluted share (non-GAAP), which compares to our guidance of a net loss of $0.65 to $0.75 per diluted share. The favorable result in the fourth quarter resulted from the higher sell-through of merchandise at better margins, lower operating expenses, and the timing of recognition of lease liability charges and certain asset write downs.

Inventory and Cash Management

On a consolidated basis, Inventory ended the fourth quarter of fiscal 2013 at $915 million, compared to $918 million for the fourth quarter of fiscal 2012. The change in inventory was driven by the liquidation of inventory in Canada associated with store closings, partially offset by an increase in per store inventory in our U.S. stores.

We ended fiscal 2013 with $69 million of Cash and Cash Equivalents and $77 million of borrowings under our credit facility compared to $61 million of Cash and Cash Equivalents and $171 million of borrowings under our credit facility as of the end of fiscal 2012. Our use of cash generated by our U.S. operations during fiscal 2013 was focused on repaying debt.

FISCAL 2013

For the full year of fiscal 2013, consolidated income from continuing operations totaled $124.8 million, or $2.15 per diluted share, which compares to consolidated income from continuing operations of $177.0 million, or $2.93 per diluted share, for fiscal 2012. This year’s result includes a deferred tax benefit for the loss on our investment in Canada of $23.9 million, or $0.41 per diluted share, and other non-recurring activity netting to $0.6 million, or $0.01 per diluted share. Excluding these items, adjusted consolidated income from continuing operations for fiscal 2013 totaled $101.5 million, or $1.75 per diluted share (non-GAAP), which compares to adjusted consolidated income from continuing operations for fiscal 2012 of $180.4 million, or $2.98 per diluted share (non-GAAP).

	Q4		Full Year

EPS from Continuing Operations (Non-GAAP)	2013	2012	2013	2012

U.S. Operations	$1.86	$2.08	$2.85	$3.15
Impact of deferred tax benefit for investment in Canada	($0.41)	—	($0.41)	—
Impact of other non-recurring charges	—	—	$0.01	$0.06

U.S. Operations - adjusted basis	$1.45	$2.08	$2.45	$3.21
Canadian Operations (1)	($0.47)	$0.00	($0.70)	($0.22)

Consolidated Operations - adjusted basis	$0.98	$2.08	$1.75	$2.98

(1) 2013 includes costs associated with the wind down of our Canadian operations

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

SHARE REPURCHASE PROGRAM

On March 4, 2014, our Board of Directors approved a share repurchase program (“2014 share repurchase program”) providing for the repurchase of up to $125 million of our common shares. The $125 million authorization is expected to be utilized to repurchase shares in the open market and/or in privately negotiated transactions at our discretion, subject to market conditions and other factors. Common shares acquired through the 2014 share repurchase program will be available to meet obligations under equity compensation plans and for general corporate purposes. The 2014 share repurchase program is eligible to begin on March 11, 2014 and will continue until exhausted.

2014 GUIDANCE

•
Forecasting fiscal 2014 income from continuing U.S. operations to be $2.25 to $2.45 per diluted share (non-GAAP), compared to fiscal 2013 adjusted income from continuing U.S. operations of $2.45 per diluted share (non-GAAP)

•	Forecasting U.S. comparable store sales in the range of flat to +2% for fiscal 2014

•	Forecasting cash flow from continuing U.S. operations of $165 million and consolidated cash flow of approximately $140 million after the impact of the wind down of our Canadian discontinued operations

U.S. Operations

We estimate fiscal 2014 income from continuing U.S. operations will be in the range of $2.25 to $2.45 per diluted share (non-GAAP), compared to adjusted income from continuing U.S. operations of $2.45 per diluted share (non-GAAP) for fiscal 2013. This guidance is based on U.S. comparable store sales in a range of flat to up 2% and total U.S. sales in the range of flat to slightly down. From a real estate perspective, we expect to open 30 new stores and close 50 existing locations in the U.S. during fiscal 2014. We estimate this financial performance will result in cash flow (defined as cash provided by operating activities less cash used in investing activities) of approximately $165 million.

Fiscal Q1 2014 Guidance

For the first quarter of fiscal 2014, we estimate income from continuing U.S. operations in the range of $0.40 to $0.45 per diluted share (non-GAAP), compared to last year’s adjusted income from continuing U.S. operations of $0.70 per diluted share (non-GAAP). This guidance assumes U.S. comparable store sales are in a range of slightly positive to slightly negative.

Discontinued Canadian Operations

With the closure of all Canadian stores by the end of February 2014, we will report our former Canadian business as discontinued operations beginning with the first quarter of fiscal 2014. We estimate a first quarter loss from our discontinued Canadian operations in the range of $37 to $41 million, or $0.64 to $0.71 per diluted share, as we continue our wind down efforts. This estimate includes charges related to lease liabilities, severance and asset impairment. We estimate approximately $25 million of cash outflow to satisfy our obligations could occur as early as first quarter of fiscal 2014.

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

EPS from Continuing Operations (non-GAAP)	Q1		Full Year

	2014 Guidance	2013	2014 Guidance	2013

U.S. Operations	$0.40 - $0.45	$0.64	$2.25 - $2.45	$2.85

Impact of deferred tax benefit for investment in Canada	—	—	—	($0.41)

Impact of other non-recurring charges	—	$0.06	—	$0.01

U.S. Operations - adjusted basis	$0.40 - $0.45	$0.70	$2.25 - $2.45	$2.45

EPS from Discontinued Operations (1)	($0.71) - ($0.64)	$(0.08)	($0.71) - ($0.64)	($0.70)

(1) Includes our Canadian operations and our wholesale operations

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

Conference Call/Webcast

We will host a conference call today at 8:00 a.m. to discuss our financial results for the fourth quarter and provide commentary on our outlook for fiscal 2014. We invite you to listen to the webcast of the conference call through the Investor Relations section of our website http://www.biglots.com.

If you are unable to join the live webcast, an archive of the call will be available through the Investor Relations section of our website after 12:00 noon today and will remain available through midnight on Friday, March 21, 2014. A replay of this call will also be available beginning today at 12:00 noon through March 21 by dialing 1.888.203.1112 (Toll Free USA and Canada) or 1.719.457.0820 (International), and entering Replay Passcode 2138376. All times are Eastern Time.

Big Lots is America’s largest broadline closeout retailer, operating 1,495 BIG LOTS stores in 48 states. For more information, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	FEBRUARY 1	FEBRUARY 2
	2014	2013
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$68,629	$60,581
Inventories	914,965	918,023
Deferred income taxes	59,781	37,696
Other current assets	77,686	74,330
Total current assets	1,121,061	1,090,630

Property and equipment - net	569,682	593,562

Deferred income taxes	5,106	0
Goodwill	0	13,522
Other assets	43,750	55,912
	$1,739,599	$1,753,626

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$365,772	$393,652
Property, payroll and other taxes	73,334	74,973
Accrued operating expenses	57,167	53,788
Insurance reserves	37,607	36,861
KB bankruptcy lease obligation	0	3,069
Accrued salaries and wages	29,175	26,753
Income taxes payable	14,392	40,538
Total current liabilities	577,447	629,634

Long-term obligations under bank credit facility	77,000	171,200

Deferred income taxes	0	2,693
Deferred rent	76,364	73,658
Insurance reserves	55,755	63,332
Unrecognized tax benefits	17,975	16,335
Other liabilities	33,631	38,632

Shareholders' equity	901,427	758,142
	$1,739,599	$1,753,626

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	13 WEEKS ENDED		14 WEEKS ENDED
	FEBRUARY 1, 2014		FEBRUARY 2, 2013
		%		%
	(Unaudited)		(Recast)

Net sales	$1,636,277	100.0	$1,744,583	100.0
Gross margin	625,663	38.2	693,316	39.7
Selling and administrative expenses	487,286	29.8	469,262	26.9
Depreciation expense	30,152	1.8	27,397	1.6
Operating profit	108,225	6.6	196,657	11.3
Interest expense	(841)	(0.1)	(1,470)	(0.1)
Other income (expense)	(802)	(0.0)	6	0.0
Income from continuing operations before income taxes	106,582	6.5	195,193	11.2
Income tax expense	25,603	1.6	75,054	4.3
Income from continuing operations	80,979	4.9	120,139	6.9
Income from discontinued operations, net of tax expense of $2,198 and $159, respectively	3,374	0.2	148	0.0
Net Income	$84,353	5.2	$120,287	6.9

Earnings per common share - basic (a)
Continuing operations	$1.41		$2.10
Discontinued operations	0.06		0.00
Net Income	$1.47		$2.10

Earnings per common share - diluted (a)
Continuing operations	$1.39		$2.08
Discontinued operations	0.06		0.00
Net Income	$1.45		$2.09

Weighted average common shares outstanding
Basic	57,513		57,266
Dilutive effect of share-based awards	546		418
Diluted	58,059		57,684

(a)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with accounting pronouncements; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	52 WEEKS ENDED		53 WEEKS ENDED
	FEBRUARY 1, 2014		FEBRUARY 2, 2013
		%		%
	(Unaudited)		(Recast)

Net sales	$5,301,912	100.0	$5,367,165	100.0
Gross margin	2,065,306	39.0	2,112,328	39.4
Selling and administrative expenses	1,759,745	33.2	1,708,160	31.8
Depreciation expense	115,122	2.2	106,137	2.0
Operating profit	190,439	3.6	298,031	5.6
Interest expense	(3,339)	(0.1)	(4,192)	(0.1)
Other income (expense)	(1,213)	(0.0)	51	0.0
Income from continuing operations before income taxes	185,887	3.5	293,890	5.5
Income tax expense	61,118	1.2	116,921	2.2
Income from continuing operations	124,769	2.4	176,969	3.3
Income from discontinued operations, net of tax expense of $351 and $195, respectively	526	0.0	152	0.0
Net income	$125,295	2.4	$177,121	3.3

Earnings per common share - basic (a)
Continuing operations	$2.17		$2.96
Discontinued operations	0.01		0.00
Net income	$2.18		$2.96

Earnings per common share - diluted (a)
Continuing operations	$2.15		$2.93
Discontinued operations	0.01		0.00
Net income	$2.16		$2.93

Weighted average common shares outstanding
Basic	57,415		59,852
Dilutive effect of share-based awards	543		624
Diluted	57,958		60,476

(a)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with accounting pronouncements; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

BIG LOTS, INC. AND SUBSIDIARIES
SEGMENT OPERATING PERFORMANCE
(In thousands, except per share data)

	13 WEEKS ENDED	14 WEEKS ENDED	13 WEEKS ENDED		14 WEEKS ENDED
	FEBRUARY 1, 2014	FEBRUARY 2, 2013	FEBRUARY 1, 2014		FEBRUARY 2, 2013
	U.S.	U.S.	Canada		Canada
	(Unaudited)	(Recast)	(Unaudited)		(Unaudited)

Net sales	$1,571,912	$1,696,021	$64,365		$48,562
Gross margin	609,632	674,422	16,031		18,894
Selling and administrative expenses	444,968	451,160	42,318		18,102
Depreciation expense	29,835	26,657	317		740
Operating profit (loss)	134,829	196,605	(26,604)		52
Interest expense	(804)	(1,469)	(37)		(1)
Other income (expense)	0	0	(802)		6
Income (loss) from continuing operations before income taxes	134,025	195,136	(27,443)		57
Income tax expense (benefit)	26,029	75,192	(426)		(138)
Income (loss) from continuing operations	107,996	119,944	(27,017)		195
Diluted earnings (loss) per common share from continuing operations (a)	$1.86	$2.08	($0.47)		$0.00

	52 WEEKS ENDED	53 WEEKS ENDED	52 WEEKS ENDED		53 WEEKS ENDED
	FEBRUARY 1, 2014	FEBRUARY 2, 2013	FEBRUARY 1, 2014		FEBRUARY 2, 2013
	U.S.	U.S.	Canada		Canada
	(Unaudited)	(Recast)	(Unaudited)		(Unaudited)

Net sales	$5,124,755	$5,212,318	$177,157		$154,847
Gross margin	2,007,369	2,054,686	57,937		57,642
Selling and administrative expenses	1,664,232	1,639,816	95,513		68,344
Depreciation expense	113,228	103,146	1,894		2,991
Operating profit (loss)	229,909	311,724	(39,470)	(b)	(13,693)
Interest expense	(3,293)	(4,190)	(46)		(2)
Other income (expense)	(12)	2	(1,201)		49
Income (loss) from continuing operations before income taxes	226,604	307,536	(40,717)		(13,646)
Income tax expense	61,544	117,059	(426)		(138)
Income (loss) from continuing operations	165,060	190,477	(40,291)		(13,508)
Diluted earnings (loss) per common share from continuing operations (a)	$2.85	$3.15	($0.70)		($0.22)

(a)
The diluted earnings (loss) per share from continuing operations by segment are separately calculated; therefore, the sum of diluted earnings (loss) per share from continuing operations by segment may differ, due to rounding, from the calculated consolidated diluted (loss) earnings per share from continuing operations. Diluted earnings (loss) per share from continuing operations by segment is a “non-GAAP financial measure,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229), which our management believes is useful information to investors.

(b)	The operating loss for the Canadian operating segment of $39,470 for the 52 weeks ended February 1, 2014 equates to $41,748 in Canadian dollars.

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	13 WEEKS ENDED	14 WEEKS ENDED
	FEBRUARY 1, 2014	FEBRUARY 2, 2013
	(Unaudited)	(Unaudited)

Net cash provided by operating activities	$269,432	$317,038

Net cash used in investing activities	(20,887)	(30,743)

Net cash used in financing activities	(246,380)	(291,992)

Impact of foreign currency on cash	(1,262)	21

Increase (decrease) in cash and cash equivalents	903	(5,676)
Cash and cash equivalents:
Beginning of period	67,726	66,257
End of period	$68,629	$60,581

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	52 WEEKS ENDED	53 WEEKS ENDED
	FEBRUARY 1, 2014	FEBRUARY 2, 2013
	(Unaudited)

Net cash provided by operating activities	$198,334	$281,133

Net cash used in investing activities	(97,495)	(130,357)

Net cash used in financing activities	(91,196)	(158,274)

Impact of foreign currency on cash	(1,595)	(468)

Increase (decrease) in cash and cash equivalents	8,048	(7,966)
Cash and cash equivalents:
Beginning of period	60,581	68,547
End of period	$68,629	$60,581

BIG LOTS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

The following tables reconcile gross margin, selling and administrative expenses, operating profit, income tax expense, income from continuing operations, net income, diluted earnings per share from continuing operations, diluted earnings per share, and effective income tax rate for each of the fourth quarter of 2013, the year-to-date 2013, and the year-to-date 2012 (GAAP financial measures) to adjusted gross margin, adjusted selling and administrative expenses, adjusted operating profit, adjusted income tax expense, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, adjusted diluted earnings per share, and adjusted effective income tax rate (non-GAAP financial measures).

Fourth quarter of 2013 - Thirteen weeks ended February 1, 2014

Consolidated Results	As reported		U.S. tax benefit of Canadian wind down	As Adjusted (non-GAAP)
Net sales	$1,636,277	100.0%	$—	$1,636,277	100.0%
Gross margin	625,663	38.2	—	625,663	38.2
Selling and administrative expenses	487,286	29.8	—	487,286	29.8
Depreciation expense	30,152	1.8	—	30,152	1.8
Operating profit	108,225	6.6	—	108,225	6.6
Income tax expense	25,603	1.6	23,899	49,502	3.0
Income from continuing operations	80,979	4.9	(23,899)	57,080	3.5
Income from discontinued operations	3,374	0.2	—	3,374	0.2
Net income	$84,353	5.2%	$(23,899)	$60,454	3.7%
Diluted earnings per share from
continuing operations	$1.39		$(0.41)	$0.98
Diluted earnings per share	$1.45		$(0.41)	$1.04
Effective income tax rate	24.0%			46.4%

U.S. Segment Results	As reported		U.S. tax benefit of Canadian wind down	As Adjusted (non-GAAP)
Net sales	$1,571,912	100.0%	$—	$1,571,912	100.0%
Gross margin	609,632	38.8	—	609,632	38.8
Selling and administrative expenses	444,968	28.3	—	444,968	28.3
Depreciation expense	29,835	1.9	—	29,835	1.9
Operating profit	134,829	8.6	—	134,829	8.6
Income tax expense	26,029	1.7	23,899	49,928	3.2
Income from continuing operations	$107,996	6.9%	$(23,899)	$84,097	5.3%
Diluted earnings per share from
continuing operations	$1.86		$(0.41)	$1.45
Effective income tax rate	19.4%			37.3%

The above adjusted gross margin, adjusted selling and administrative expenses, adjusted operating profit, adjusted income tax expense, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, adjusted diluted earnings per share, and adjusted effective income tax rate are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the impact of a U.S. tax benefit associated with the wind down of the operations of our Canadian segment of $23,899.

Year-to-date 2013 - Fifty-two weeks ended February 1, 2014

Consolidated Results	As reported		Adjustment to loss contingency accrual	Gain on sale of real estate	U.S. tax benefit of Canadian wind down	As Adjusted (non-GAAP)
Net sales	$5,301,912	100.0%	$—	$—	$—	$5,301,912	100.0%
Gross margin	2,065,306	39.0	—	—	—	2,065,306	39.0
Selling and administrative expenses	1,759,745	33.2	(4,375)	3,579	—	1,758,949	33.2
Depreciation expense	115,122	2.2	—	—	—	115,122	2.2
Operating profit	190,439	3.6	4,375	(3,579)	—	191,235	3.6
Income tax expense	61,118	1.2	1,615	(1,400)	23,899	85,232	1.6
Income from continuing operations	124,769	2.4	2,760	(2,179)	(23,899)	101,451	1.9
Income from discontinued operations	526	0.0	—	—	—	526	0.0
Net income	$125,295	2.4%	$2,760	$(2,179)	$(23,899)	$101,977	1.9%
Diluted earnings per share from
continuing operations	$2.15		$0.05	$(0.04)	$(0.41)	$1.75
Diluted earnings per share	$2.16		$0.05	$(0.04)	$(0.41)	$1.76
Effective income tax rate	32.9%		36.9%	39.1%		45.7%

U.S. Segment Results	As reported		Adjustment to loss contingency accrual	Gain on sale of real estate	U.S. tax benefit of Canadian wind down	As Adjusted (non-GAAP)
Net sales	$5,124,755	100.0%	$—	$—	$—	$5,124,755	100.0%
Gross margin	2,007,369	39.2	—	—	—	2,007,369	39.2
Selling and administrative expenses	1,664,232	32.5	(4,375)	3,579	—	1,663,436	32.5
Depreciation expense	113,228	2.2	—	—	—	113,228	2.2
Operating profit	229,909	4.5	4,375	(3,579)	—	230,705	4.5
Income tax expense	61,544	1.2	1,615	(1,400)	23,899	85,658	1.7
Income from continuing operations	$165,060	3.2%	$2,760	$(2,179)	$(23,899)	$141,742	2.8%
Diluted earnings per share from
continuing operations	$2.85		$0.05	$(0.04)	$(0.41)	$2.45
Effective income tax rate	27.2%		36.9%	39.1%		37.7%

The above adjusted gross margin, adjusted selling and administrative expenses, adjusted operating profit, adjusted income tax expense, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, adjusted diluted earnings per share, and adjusted effective income tax rate are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”): (1) a pretax charge related to the settlement of a legal matter of $4,375 ($2,760, net of tax); (2) a pretax adjustment for the gain on the sale of real estate of $3,579 ($2,179, net of tax); and (3) the impact of a U.S. tax benefit associated with the wind down of the operations of our Canadian segment of $23,899.

Year-to-date 2012 - Fifty-three weeks ended February 2, 2013

Consolidated Results	As Recast		Adjustment to exclude change in inventory accounting principle	As Adjusted (non-GAAP)
Net sales	$5,367,165	100.0%	$—	$5,367,165	100.0%
Gross margin	2,112,328	39.4	5,574	2,117,902	39.5
Selling and administrative expenses	1,708,160	31.8	—	1,708,160	31.8
Depreciation expense	106,137	2.0	—	106,137	2.0
Operating profit	298,031	5.6	5,574	303,605	5.7
Income tax expense	116,921	2.2	2,186	119,107	2.2
Income from continuing operations	176,969	3.3	3,388	180,357	3.4
Income from discontinued operations	152	0.0	—	152	0.0
Net income	$177,121	3.3%	$3,388	$180,509	3.4%
Diluted earnings per share from
continuing operations	$2.93		$0.06	$2.98
Diluted earnings per share	$2.93		$0.06	$2.98
Effective income tax rate	39.8%		39.2%	39.8%

U.S. Segment Results	As Recast		Adjustment to exclude change in inventory accounting principle	As Adjusted (non-GAAP)
Net sales	$5,212,318	100.0%	$—	$5,212,318	100.0%
Gross margin	2,054,686	39.4	5,574	2,060,260	39.5
Selling and administrative expenses	1,639,816	31.5	—	1,639,816	31.5
Depreciation expense	103,146	2.0	—	103,146	2.0
Operating profit	311,724	6.0	5,574	317,298	6.1
Income tax expense	117,059	2.2	2,186	119,245	2.3
Income from continuing operations	$190,477	3.7%	$3,388	$193,865	3.7%
Diluted earnings per share from
continuing operations	$3.15		$0.06	$3.21
Effective income tax rate	38.1%		39.2%	38.1%

The above adjusted gross margin, adjusted selling and administrative expenses, adjusted operating profit, adjusted income tax expense, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, adjusted diluted earnings per share, and adjusted effective income tax rate are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) a pretax charge for a change in an accounting principle associated with our implementation of new inventory management information systems of $5,574 ($3,388, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.